Exhibit 13.2

Certification of Principal Financial Officer Pursuant to
18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

 I, Yair Malca, Chief Financial Officer of InMode Ltd. (the “Company”), hereby certify, to my knowledge, that:

1.
The Annual Report on Form 20-F for the year ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2021

/s/ Yair Malca
Yair Malca
Chief Financial Officer